UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 12, 2026
SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Coromar Drive
Santa Barbara, California 93117
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SONO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2026, the board of directors (the “Board”) of Sonos, Inc. (“Sonos” or the “Company”) increased the size of the Board from eight to ten members and appointed Carmine Arabia, Mandy Fields and Joe Kennedy (each a “New Director” and collectively, the “New Directors”) to the Board, effective immediately. Mr. Arabia was appointed as a Class II director for a term expiring at the 2026 Annual Meeting of Stockholders, Ms. Fields was appointed as a Class III director for a term expiring at the 2027 Annual Meeting of Stockholders and Mr. Kennedy was appointed as a Class I director for a term expiring at the 2028 Annual Meeting of Stockholders, in each case, until his or her successor is duly elected or qualified. The New Directors were not appointed to any committees of the Board at this time.

There is no arrangement or understanding between a New Director and any other person pursuant to which they were appointed as a director. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board affirmatively determined that each New Director is independent within the meaning of Nasdaq Listing Standards.

The New Directors will receive the previously disclosed standard compensation available to the Company’s non-employee directors. The Company will also enter into its standard form of indemnification agreement with each New Director.

Item 7.01 Regulation FD Disclosure.

On January 12, 2026, Sonos issued a press release announcing the appointment of the New Directors. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.
99.1	Press release dated January 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: January 12, 2026	By:	/s/ Eddie Lazarus
Eddie Lazarus Chief Legal and Business Development Officer